  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2015

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54377

Maryland	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into Material Definitive Agreement
On June 10, 2015, in connection with the Merger (as defined below), Griffin Capital Essential Asset REIT, Inc. (the "Registrant") entered into a Board Observer and Indemnification Agreement with Stephen J. LaMontagne, as described in Item 2.01 below. The information in this Item 1.01 and Item 2.01 below is qualified in its entirety by the full Board Observer and Indemnification Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Item 2.01.    Completion of Acquisition or Disposition of Assets

On June 10, 2015, the Registrant completed a merger with Signature Office REIT, Inc. ("Signature"), pursuant to the Agreement and Plan of Merger dated as of November 21, 2014 (the "Merger Agreement"), by and among the Registrant, Signature, and Griffin SAS, LLC ("Merger Sub"), a wholly owned subsidiary of the Registrant. Pursuant to the Merger Agreement, Signature merged with and into Merger Sub, and the separate corporate existence of Signature ceased, with Merger Sub continuing as the surviving company (the "Merger"). The Merger became effective upon the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland with an effective date of June 10, 2015 (the "Effective Time").

At the Effective Time of the Merger, each share of common stock, par value $0.01, of Signature issued and outstanding was converted into the right to receive 2.04 shares (the "Merger Consideration") of common stock, par value $0.001 per share, of the Registrant (the "Registrant Stock"). The Registrant issued approximately 41.8 million shares of Registrant Stock in connection with the Merger. The Registrant's advisor earned approximately $15.0 million in acquisition fees in connection with the Merger. As of the date of the Merger, the Registrant incurred acquisition expenses of approximately $3.4 million in connection with the Merger, approximately $1.9 million of which will be reimbursed or paid to the Registrant's advisor and approximately $1.5 million of which were paid to unaffiliated third parties.

In connection with the Merger, the Registrant acquired all of the real estate owned by Signature, consisting of 15 buildings located on 13 properties in 8 states, comprising a total of approximately 2.6 million square feet. A summary of Signature's real estate portfolio is as follows (as of March 31, 2015):

Property	Major Tenant	% Leased	% Leased by Major Tenant	Major Tenant Credit Rating (1)	Year Built/Renovated	Approx. Square Feet	Year of Lease Expiration(2)
2275 Cabot Drive Lisle, IL	McCain Foods USA, Inc.	100%	100.0%	NR	1996	94,000	2021
333 East Lake Street Bloomingdale, IL	BFS Retail & Commercial Operations, LLC (Bridgestone)	97.9%	97.9%	A	2001	71,000	2018
Franklin Center Columbia, MD	Leidos Holdings, Inc.	85.4%	84.4%	BBB	2008	201,000	2019
7601 Technology Way Denver, CO	Jackson National Life Insurance Company	100%	100.0%	AA	1997	183,000	2017
4650 Lakehurst Court Columbus, OH	Qwest Communications Company, LLC	100%	100.0%	BBB-	1990	165,000	2022
Miramar Centre II Miramar, FL	Humana Medical Plan Inc.	100%	100.0%	BBB+	2001	96,000	2017
Duke Bridges I Frisco, TX	T-Mobile West Corporation	95.3%	82.7%	BBB+	2006	158,000	2017
Westway II Houston, TX	VetcoGray, Inc. (GE Oil & Gas, Inc.)	100%	77.1%	AA+	2009	242,000	2019
Westway One Houston, TX	Cameron Solutions, Inc.	100%	89.4%	BBB+	2007	144,000	2017
66 Perimeter Center East Atlanta, GA	State Farm Mutual Automobile Insurance Company	91.3%	84.5%	AA	1971/2011	199,000	2023
64 Perimeter Center East Atlanta, GA	State Farm Mutual Automobile Insurance Company	96.5%	86.7%	AA	1985/2011	385,000	2023
South Lake at Dulles Herndon, VA	Time Warner Cable, Inc.	100%	99.5%	BBB	2008	268,000	2019
Royal Ridge V Irving, TX(3)	NEC Corporation of America	100%	100.0%	BBB-	2005	120,000	2026
Duke Bridges II Frisco, TX(4)	T-Mobile West Corporation/Conifer Revenue Cycle Solutions	100%	100.0%	BBB+	2006	126,000	2030
Four Parkway North Deerfield, IL	CF Industries Holdings, Inc.	100%	50.0%	BBB	1999	172,000	2021
Total						2,624,000

(1)
Credit ratings shown are from Standard & Poor's and represent the credit rating of the major tenant, major tenant lease guarantor, or parent company of the major tenant. "NR" indicates no Standard & Poor's credit rating.

(2)	For multi-tenant buildings, the year shown represents either the weighted average year of lease expiration or the year of lease expiration for the major tenant.

(3)	In January 2015, Signature entered into a 10-year lease agreement with NEC Corporation of America to lease the entire space previously occupied by JP Morgan Chase, effective December 1, 2015.

(4)
In March 2015, Signature entered into a new lease with Conifer Revenue Cycle Solutions to lease the entire area of Duke Bridges II, effective April 12, 2017, following the natural lease expiration of T-Mobile West Corporation, which extends through January 2030.

Subsequent to the Merger, the Registrant's total capitalization is approximately $3.0 billion, comprised of 70 properties located in 20 states and consisting of approximately 15.9 million square feet.

In connection with the Merger, Stephen J. LaMontagne was appointed as a non-voting observer representative (the "Observer") to attend and participate in meetings of the Registrant’s board of directors (the "Board") and committees thereof during the Observer Period (as defined in the Merger Agreement). During the Observer Period, the Observer will be entitled to all meeting fees and cash compensation as if the Observer were an independent director member of the Board and each of the committees thereof, as such cash compensation may be modified from time to time, and will be reimbursed for the reasonable, documented out-of-pocket expenses incurred in connection with attendance at the Board and committee meetings. In connection with the Observer's appointment to the Board, the Registrant and the Observer entered into a Board Observer and Indemnification Agreement dated June 10, 2015.

The foregoing description of the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 24, 2014 and is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

On June 11, 2015, the Registrant issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Since it is impracticable to provide the required historical financial statements for the acquired business described in Item 2.01 at the time of this filing, the Registrant hereby confirms that it intends to file the required financial statements on or before August 26, 2015 by amendment to this Form 8-K.

(b)    Pro Forma Financial Information.

Since it is impracticable to provide the required pro forma financial statements for the acquired business described in Item 2.01 at the time of this filing, the Registrant hereby confirms that it intends to file the required financial statements on or before August 26, 2015 by amendment to this Form 8-K.
(d)    Exhibits.

2.1
Agreement and Plan of Merger, dated as of November 21, 2014, by and among Griffin Capital Essential Asset REIT, Inc., Griffin SAS, LLC, and Signature Office REIT, Inc. (previously filed on November 21, 2014 as Exhibit 2.1 to Registrant's Current Report on Form 8-K and incorporated herein by reference).

10.1*	Board Observer and Indemnification Agreement dated as of June 10, 2015, by and among Griffin Capital Essential Asset REIT, Inc. and Stephen J. LaMontagne.

99.1*    Press Release dated June 11, 2015.
__________
*Filed herewith

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: June 11, 2015	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Assistant Secretary